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REVOCABLE PROXY

                                    DNB FINANCIAL
                                 7710 LIMONITE AVENUE
                             RIVERSIDE, CALIFORNIA  92509

                       SOLICITED BY THE BOARD OF DIRECTORS FOR
                           SPECIAL MEETING OF SHAREHOLDERS
                                    ________, 1998


     The undersigned holder of common stock of DNB Financial, a California corporation (the "Company"), acknowledges receipt of a copy of the Notice of Special Meeting of Shareholders dated ___________, 1998, and, revoking any proxy heretofore given, hereby appoints Marjorie R. Steinbrinck and Donald D. Galleano, and each of them, with full power to each of substitution as attorneys and proxies to appear and vote all shares of common stock of the Company registered in the name(s) of the undersigned and held by the undersigned of record as of ________, 1998, at the Special Meeting of Shareholders of the Company to be held at 7710 Limonite Avenue, Suite M, Riverside, California, on Wednesday, __________, 1998, at 5:30 p.m., and at any postponements and adjournments thereof, upon the following items as set forth in the Notice of Special Meeting and to vote according to their discretion on all other matters which may be properly presented for action at the meeting.

UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED "FOR" THE FOLLOWING ITEM:

     (1) To approve the Agreement and Plan of Reorganization dated January 29, 1998, as amended (the "Agreement"), by and among the Company, BYL Bancorp ("BYL"), De Anza National Bank ("DANB") and Bank of Yorba Linda ("BOYL"), whereby the Company will merge with and into BYL, with BYL surviving the merger, and DANB will merge with and into BOYL, with BOYL surviving the merger. Pursuant to the Agreement, the holders of Company common stock will be entitled to receive shares of BYL common stock in exchange for shares of Company common stock. The terms and conditions of the Agreement and the formulas for calculating the number of shares of BYL common stock to be received for each share of Company common stock are set forth in the accompanying Joint Proxy Statement/Prospectus. Approval of the Agreement requires the affirmative vote of a majority of the outstanding shares of Company common stock.

          _____  FOR     _____  AGAINST      _____  ABSTAIN

     (2) In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the meeting or matters incidental to the conduct of the meeting.

THIS PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 1. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE IT WILL BE VOTED "FOR" PROPOSAL 1.

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     WITNESS my hand this _____ day of _______________, 1998.

          NAME AND ADDRESS OF           (Please sign exactly as name appears
         COMPANY SHAREHOLDER(S)         hereon.  When signing as attorney,
                                        executor, administrator, trustee or
                                        guardian, give full title as such.  If
                                        a corporation, please affix corporate
                                        seal.  If a partnership, please sign in
                                        partnership name by authorized
                                        persons.  If joint tenants, each joint
                                        tenant should sign.)

                                        _______________________________________
                                        Signature

                                        _______________________________________
                                        Signature if held jointly

WHETHER OR NOT YOU PLAN TO ATTEND THIS SPECIAL MEETING, PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY, USING THE ENCLOSED POSTAGE-PAID ENVELOPE.